UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2021

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Connaught House, 1 Burlington Road Dublin 4, Ireland D04 C5Y6
(Address of principal executive offices)

Registrant’s telephone number, including area code: + 353- 1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.01 par value	ALKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

Alkermes plc (the “Company”) received a notice of partial termination (the “Notice”) in respect of the License Agreement by and among Elan Pharmaceutical Research Corp., d/b/a Nanosystems and Elan Pharma International Limited (the “Elan Parties”) and Janssen Pharmaceutica N.V. (“Janssen”), dated as of March 31, 1999 (as amended, the “License Agreement”) in the United States. Pursuant to the License Agreement, the partial termination is to become effective three months from November 2, 2021, the date of receipt of the Notice.

Under the License Agreement, the Company (as successor in interest to the Elan Parties) granted Janssen a worldwide exclusive license under its NanoCrystal® drug formulation technology involved in the development, commercialization and manufacture of INVEGA SUSTENNA®/XEPLION® and INVEGA TRINZA®/TREVICTA® and other related products (collectively, the “Products”). Pursuant to the License Agreement, the Company receives royalty payments on end-market net sales of the Products.

Janssen has alleged that it has not and does not utilize the Company’s NanoCrystal® technology licensed under the License Agreement. The Company does not agree with Janssen’s assertion and intends to vigorously defend its position and its intellectual property against any unauthorized use by Janssen.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement and its amendments, copies of which were originally filed as Exhibits 10.23, 10.24 and 10.25, respectively, to the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on May 23, 2013.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on November 8, 2021 related to the matter described in Item 1.02 above, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. This Item 7.01 and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Alkermes plc dated November 8, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: November 8, 2021	By:	/s/ David J. Gaffin
David J. Gaffin
Secretary

3